The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2026

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q26 vs.				YTD26 vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Selected income statement data
Fee and other revenue	$4,252	$4,039	$3,833	$3,845	$3,825	5%	11%	$8,291	$7,458	11%
Net interest income	1,446	1,370	1,346	1,236	1,203	6	20	2,816	2,362	19
Total revenue	5,698	5,409	5,179	5,081	5,028	5	13	11,107	9,820	13
Provision for credit losses	(8)	(7)	(26)	(7)	(17)	N/M	N/M	(15)	1	N/M
Noninterest expense	3,439	3,400	3,360	3,236	3,206	1	7	6,839	6,458	6
Income before income taxes	2,267	2,016	1,845	1,852	1,839	12	23	4,283	3,361	27
Provision for income taxes	475	386	376	395	404	23	18	861	704	22
Net income	$1,792	$1,630	$1,469	$1,457	$1,435	10%	25%	$3,422	$2,657	29%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,696	$1,562	$1,427	$1,339	$1,391	9%	22%	$3,258	$2,540	28%
Diluted earnings per common share	$2.45	$2.24	$2.02	$1.88	$1.93	9%	27%	$4.68	$3.51	33%
Average common shares and equivalents outstanding – diluted (in thousands)	692,223	698,164	705,140	712,854	720,007	(1)%	(4)%	695,514	723,826	(4)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	39.8%	37.3%	35.6%	36.4%	36.6%			38.6%	34.2%
Return on common equity	17.2%	16.1%	14.5%	13.7%	14.7%			16.6%	13.7%
Return on tangible common equity – Non-GAAP (a)	31.3%	29.3%	26.6%	25.6%	27.8%			30.3%	26.0%
Non-U.S. revenue as a percentage of total revenue	37%	36%	36%	35%	36%			36%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)(c)	$62.6	$59.4	$59.3	$57.8	$55.8	5%	12%
Assets under management (“AUM”) (in trillions) (b)	$2.2	$2.1	$2.2	$2.1	$2.1	5%	6%
Full-time employees	46,500	47,200	48,100	49,200	49,900	(1)%	(7)%
Book value per common share	$58.82	$57.48	$57.36	$55.99	$54.76
Tangible book value per common share – Non-GAAP (a)	$32.81	$31.75	$31.64	$30.60	$29.57
Cash dividends per common share	$0.53	$0.53	$0.53	$0.53	$0.47
Common dividend payout ratio	22%	24%	26%	28%	25%
Closing stock price per common share	$144.61	$118.63	$116.09	$108.96	$91.11
Market capitalization	$98,118	$81,425	$79,897	$75,983	$64,254
Common shares outstanding (in thousands)	678,504	686,379	688,236	697,349	705,241

Capital ratios at period end (d)
Common Equity Tier 1 (“CET1”) ratio	11.0%	11.0%	11.9%	11.7%	11.5%
Tier 1 capital ratio	13.4%	13.8%	14.6%	14.4%	14.5%
Total capital ratio	14.2%	14.6%	15.4%	15.3%	15.5%
Tier 1 leverage ratio	5.9%	6.0%	6.0%	6.1%	6.1%
Supplementary leverage ratio (“SLR”)	6.3%	6.6%	6.7%	6.7%	6.9%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of Non-GAAP measures.

(b) June 30, 2026 information is preliminary.
(c) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.2 trillion at June 30, 2026, $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025 and $2.0 trillion at June 30, 2025.

(d) Regulatory capital ratios for June 30, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions)						2Q26 vs.				YTD26 vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Revenue
Investment services fees	$2,909	$2,652	$2,632	$2,585	$2,583	10%	13%	$5,561	$4,994	11%
Investment management and performance fees	796	785	806	782	758	1	5	1,581	1,497	6
Foreign exchange revenue	229	232	171	166	213	(1)	8	461	369	25
Financing-related fees	64	62	53	67	51	3	25	126	111	14
Distribution and servicing fees	38	37	36	37	36	3	6	75	73	3
Total fee revenue	4,036	3,768	3,698	3,637	3,641	7	11	7,804	7,044	11
Investment and other revenue	216	271	135	208	184	N/M	N/M	487	414	N/M
Total fee and other revenue	4,252	4,039	3,833	3,845	3,825	5	11	8,291	7,458	11
Net interest income	1,446	1,370	1,346	1,236	1,203	6	20	2,816	2,362	19
Total revenue	5,698	5,409	5,179	5,081	5,028	5	13	11,107	9,820	13
Provision for credit losses	(8)	(7)	(26)	(7)	(17)	N/M	N/M	(15)	1	N/M
Noninterest expense
Staff	1,785	1,888	1,812	1,745	1,768	(5)	1	3,673	3,602	2
Software and equipment	569	556	565	542	527	2	8	1,125	1,040	8
Professional, legal and other purchased services	441	388	429	404	388	14	14	829	754	10
Sub-custodian and clearing	162	151	139	141	150	7	8	313	281	11
Net occupancy	143	123	143	140	132	16	8	266	268	(1)
Distribution and servicing	76	73	73	68	63	4	21	149	128	16
Business development	68	50	71	45	53	36	28	118	101	17
Bank assessment charges	32	24	(22)	6	22	N/M	N/M	56	60	N/M
Amortization of intangible assets	10	9	11	12	11	11	(9)	19	22	(14)
Other	153	138	139	133	92	11	66	291	202	44
Total noninterest expense	3,439	3,400	3,360	3,236	3,206	1	7	6,839	6,458	6
Income before income taxes	2,267	2,016	1,845	1,852	1,839	12	23	4,283	3,361	27
Provision for income taxes	475	386	376	395	404	23	18	861	704	22
Net income	1,792	1,630	1,469	1,457	1,435	10	25	3,422	2,657	29
Net (income) loss attributable to noncontrolling interests	(31)	2	(8)	(12)	(12)	N/M	N/M	(29)	(14)	N/M
Preferred stock dividends	(65)	(70)	(34)	(106)	(32)	N/M	N/M	(135)	(103)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,696	$1,562	$1,427	$1,339	$1,391	9%	22%	$3,258	$2,540	28%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
EARNINGS PER SHARE AND RELATED INFORMATION

(dollars in millions, except common share amounts, or unless otherwise noted)						2Q26 vs.				YTD26 vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Basic earnings per share
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,696	$1,562	$1,427	$1,339	$1,391	9%	22%	$3,258	$2,540	28%

Average basic common shares outstanding	686,125	691,178	697,540	705,873	714,799	(1)%	(4)%	688,759	718,039	(4)%
Basic earnings per share	$2.47	$2.26	$2.04	$1.90	$1.95	9%	27%	$4.73	$3.54	34%

Diluted earnings per share
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,696	$1,562	$1,427	$1,339	$1,391	9%	22%	$3,258	$2,540	28%

Average basic common shares outstanding	686,125	691,178	697,540	705,873	714,799	(1)%	(4)%	688,759	718,039	(4)%
Add: Dilutive impact of unvested performance share units and restricted stock units	6,098	6,986	7,600	6,981	5,208	(13)%	17%	6,755	5,787	17%
Average diluted common shares and equivalents outstanding	692,223	698,164	705,140	712,854	720,007	(1)%	(4)%	695,514	723,826	(4)%
Diluted earnings per share	$2.45	$2.24	$2.02	$1.88	$1.93	9%	27%	$4.68	$3.51	33%

Common dividends
Cash dividends per common share	$0.53	$0.53	$0.53	$0.53	$0.47	—%	13%	$1.06	$0.94	13%
Total common stock dividends (a)	$371	$376	$377	$381	$346	(1)%	7%	$747	$689	8%
Common dividend payout ratio (b)	22%	24%	26%	28%	25%			23%	27%

Common share repurchases (c)
Total common shares repurchased (in thousands)	8,016	8,257	9,450	8,276	10,387	(3)%	(23)%	16,273	19,051	(15)%
Average price paid per share of common stock	$137.62	$119.06	$110.54	$102.53	$86.21	16%	60%	$128.20	$86.17	49%
Total common share repurchases (in millions)	$1,103	$983	$1,045	$849	$895	12%	23%	2,086	1,641	27%

Total capital returned to common shareholders (in millions)	$1,474	$1,359	$1,422	$1,230	$1,241	8%	19%	$2,833	$2,330	22%
Total payout ratio (b)	87%	87%	100%	92%	89%			87%	92%

Employee issuance
Shares issued related to employee stock-based compensation awards and employee benefit plans (in thousands)	141	6,400	337	384	193	N/M	N/M	6,541	6,612	(1)%
(a) Includes dividend equivalents on share-based awards.
(b) The common dividend payout ratio is based on total common stock dividends. The total payout ratio is based on the total capital returned to common shareholders, which includes total common stock dividends and common shares repurchased.
(c) Includes shares repurchased in the open market and shares repurchased in connection with employee benefit plans. In April 2024, we announced a share repurchase authorization providing for the repurchase of $6.0 billion of common shares. In April 2026, we announced a new share repurchase authorization providing for the repurchase of $10.0 billion of common shares in addition to any remaining capacity under the existing April 2024 authorization.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2026		2025
(dollars in millions)	June 30	March 31 (a)	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$7,483	$6,390	$5,111	$5,055	$5,699
Interest-bearing deposits with the Federal Reserve and other central banks	139,400	170,202	116,009	106,368	135,602
Interest-bearing deposits with banks	12,276	13,544	10,397	11,027	12,069
Federal funds sold and securities purchased under resale agreements	48,937	43,660	44,892	41,863	45,547
Investment securities	155,656	155,615	150,200	149,528	147,068
Trading assets	16,836	16,488	14,276	13,625	12,610
Loans	88,741	101,261	80,615	75,195	73,096
Allowance for loan losses	(222)	(237)	(245)	(272)	(275)
Net loans	88,519	101,024	80,370	74,923	72,821
Premises and equipment	3,910	3,796	3,581	3,549	3,289
Accrued interest receivable	1,473	1,402	1,435	1,426	1,348
Goodwill	16,731	16,734	16,767	16,773	16,823
Intangible assets	2,800	2,809	2,822	2,834	2,849
Other assets	30,998	29,853	26,440	28,341	30,056
Total assets	$525,019	$561,517	$472,300	$455,312	$485,781
Liabilities
Deposits	$370,541	$417,080	$331,894	$314,697	$346,393
Federal funds purchased and securities sold under repurchase agreements	26,114	19,506	18,992	16,585	15,492
Trading liabilities	5,299	4,747	6,135	3,499	6,134
Payables to customers and broker-dealers	25,734	24,754	21,872	23,638	21,273
Commercial paper	4,816	1,002	2,003	2,364	2,361
Other borrowed funds	401	175	422	283	293
Accrued taxes and other expenses	4,906	4,449	5,544	4,920	4,634
Other liabilities	11,492	11,903	8,757	12,678	11,233
Long-term debt	30,368	32,582	31,873	32,287	33,429
Total liabilities	479,671	516,198	427,492	410,951	441,242
Temporary equity
Redeemable noncontrolling interests	84	81	87	111	111
Permanent equity
Preferred stock	4,754	5,331	4,836	4,836	5,331
Common stock	14	14	14	14	14
Additional paid-in capital	30,348	30,142	29,907	29,795	29,659
Retained earnings	48,907	47,582	46,396	45,346	44,388
Accumulated other comprehensive loss, net of tax	(3,455)	(3,496)	(3,035)	(3,362)	(3,549)
Less: Treasury stock, at cost	(35,904)	(34,790)	(33,805)	(32,750)	(31,893)
Total The Bank of New York Mellon Corporation shareholders’ equity	44,664	44,783	44,313	43,879	43,950
Nonredeemable noncontrolling interests of consolidated investment management funds	600	455	408	371	478
Total permanent equity	45,264	45,238	44,721	44,250	44,428
Total liabilities, temporary equity and permanent equity	$525,019	$561,517	$472,300	$455,312	$485,781
(a) The spot balance sheet on March 31, 2026, was temporarily elevated reflecting a single-day increase in deposits, interest-bearing deposits with the Federal Reserve and other central banks and overnight loans as a result of delayed processing of certain payments.

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q26 vs.				YTD26 vs.
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Investment services fees	$2,909	$2,652	$2,632	$2,585	$2,583	10%	13%	$5,561	$4,994	11%
Investment management and performance fees:
Investment management fees (a)	793	784	792	776	748	1	6	1,577	1,482	6
Performance fees	3	1	14	6	10	N/M	N/M	4	15	N/M
Total investment management and performance fees (b)	796	785	806	782	758	1	5	1,581	1,497	6
Foreign exchange revenue	229	232	171	166	213	(1)	8	461	369	25
Financing-related fees	64	62	53	67	51	3	25	126	111	14
Distribution and servicing fees	38	37	36	37	36	3	6	75	73	3
Total fee revenue	4,036	3,768	3,698	3,637	3,641	7	11	7,804	7,044	11
Investment and other revenue:
Income (loss) from consolidated investment management funds	60	(6)	19	23	35	N/M	N/M	54	41	N/M
Seed capital gains (losses) (c)	12	(3)	4	8	8	N/M	N/M	9	2	N/M
Other trading revenue	59	94	76	73	59	N/M	N/M	153	130	N/M
Renewable energy investment gains	11	44	6	19	15	N/M	N/M	55	30	N/M
Corporate/bank-owned life insurance	43	48	51	41	35	N/M	N/M	91	73	N/M
Other investments gains (losses) (d)	19	108	(43)	7	26	N/M	N/M	127	50	N/M
Disposal gains (losses)	—	—	—	12	—	N/M	N/M	—	40	N/M
Expense reimbursements from joint venture	31	32	35	36	34	N/M	N/M	63	65	N/M
Other income	6	4	2	19	7	N/M	N/M	10	18	N/M
Net investment securities gains (losses)	(25)	(50)	(15)	(30)	(35)	N/M	N/M	(75)	(35)	N/M
Total investment and other revenue	216	271	135	208	184	N/M	N/M	487	414	N/M
Total fee and other revenue	$4,252	$4,039	$3,833	$3,845	$3,825	5%	11%	$8,291	$7,458	11%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees increased 5% (Non-GAAP) compared with 2Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q26			1Q26			4Q25			3Q25			2Q25
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$89,954	3.17%		$97,886	3.19%		$97,489	3.38%		$94,533	3.69%		$99,426	3.73%
Interest-bearing deposits with banks	12,657	2.49		12,049	2.30		11,440	2.53		10,980	2.97		11,199	3.10
Federal funds sold and securities purchased under resale agreements	45,056	23.13	(a)	42,848	24.29	(a)	43,363	26.99	(a)	40,885	30.66	(a)	39,522	32.23	(a)
Investment securities:
U.S. government obligations	36,407	3.59		34,521	3.50		33,726	3.49		31,754	3.59		29,279	3.63
U.S. government agency obligations	65,096	3.43		63,975	3.29		61,578	3.29		61,174	3.40		62,874	3.36
Other securities	54,853	3.50		55,405	3.45		55,119	3.54		54,986	3.61		54,610	3.58
Total investment securities	156,356	3.49		153,901	3.39		150,423	3.43		147,914	3.52		146,763	3.49
Trading securities (b)	8,025	4.51		8,568	4.26		7,896	4.82		7,489	5.02		7,367	4.84
Loans	85,587	5.10		81,058	5.09		76,678	5.46		72,692	5.80		71,265	5.81
Total interest-earning assets (b)	$397,635	5.98%		$396,310	5.94%		$387,289	6.46%		$374,493	6.98%		$375,542	7.03%
Noninterest-earning assets	67,135			65,618			63,924			62,998			63,066
Total assets	$464,770			$461,928			$451,213			$437,491			$438,608

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$259,221	2.33%		$263,497	2.39%		$258,640	2.58%		$248,016	2.90%		$250,688	2.95%
Federal funds purchased and securities sold under repurchase agreements	28,629	33.52	(a)	19,457	47.90	(a)	18,105	57.66	(a)	16,242	69.11	(a)	17,485	65.95	(a)
Trading liabilities	2,271	4.47		2,565	4.17		2,839	4.03		3,333	4.40		2,821	4.94
Payables to customers and broker-dealers	17,957	3.72		17,636	3.47		16,764	4.02		16,434	4.34		15,494	4.19
Commercial paper	1,772	4.13		1,945	3.97		2,310	4.32		3,268	4.63		2,511	4.56
Other borrowed funds	415	4.24		325	5.01		339	4.57		243	4.63		432	5.06
Long-term debt	31,029	4.88		32,542	4.93		32,135	5.09		32,503	5.53		31,805	5.64
Total interest-bearing liabilities	$341,294	5.28%		$337,967	5.34%		$331,132	5.94%		$320,039	6.64%		$321,236	6.74%
Total noninterest-bearing deposits	54,815			54,949			51,842			51,310			49,610
Other noninterest-bearing liabilities	23,330			24,116			23,858			21,674			24,073
Total The Bank of New York Mellon Corporation shareholders’ equity	44,809			44,432			43,978			43,974			43,223
Noncontrolling interests	522			464			403			494			466
Total liabilities and equity	$464,770			$461,928			$451,213			$437,491			$438,608
Net interest margin		1.45%			1.38%			1.38%			1.31%			1.27%
Net interest margin (FTE) – Non-GAAP (c)		1.45%			1.38%			1.38%			1.31%			1.27%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $234 billion for 2Q26, $233 billion for 1Q26, $242 billion for 4Q25, $241 billion for 3Q25 and $247 billion for 2Q25. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 3.74% for 2Q26, 3.78% for 1Q26, 4.11% for 4Q25, 4.45% for 3Q25 and 4.45% for 2Q25. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 3.66% for 2Q26, 3.70% for 1Q26, 4.02% for 4Q25, 4.36% for 3Q25 and 4.36% for 2Q25. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2026		2025
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios: (a)
Standardized Approach:
CET1 capital	$21,555	$21,108	$21,086	$20,645	$20,149
Tier 1 capital	26,302	26,435	25,909	25,471	25,472
Total capital	27,783	27,927	27,390	27,079	27,243
Risk-weighted assets	196,332	191,849	177,677	176,432	175,668

CET1 ratio	11.0%	11.0%	11.9%	11.7%	11.5%
Tier 1 capital ratio	13.4	13.8	14.6	14.4	14.5
Total capital ratio	14.2	14.6	15.4	15.3	15.5

Advanced Approaches:
CET1 capital	$21,555	$21,108	$21,086	$20,645	$20,149
Tier 1 capital	26,302	26,435	25,909	25,471	25,472
Total capital	27,444	27,580	27,046	26,734	26,897
Risk-weighted assets	174,825	166,468	162,418	168,841	168,748

CET1 ratio	12.3%	12.7%	13.0%	12.2%	11.9%
Tier 1 capital ratio	15.0	15.9	16.0	15.1	15.1
Total capital ratio	15.7	16.6	16.7	15.8	15.9

Tier 1 leverage ratio: (a)
Average assets for Tier 1 leverage ratio	$446,389	$443,556	$432,803	$419,077	$420,131
Tier 1 leverage ratio	5.9%	6.0%	6.0%	6.1%	6.1%

SLR: (a)
Leverage exposure	$416,566	$402,251	$388,529	$377,728	$369,838
SLR	6.3%	6.6%	6.7%	6.7%	6.9%

Average liquidity coverage ratio (a)	111%	111%	112%	112%	112%
Average net stable funding ratio (a)	130%	131%	130%	130%	131%
(a) Regulatory capital and liquidity ratios for June 30, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q26 vs.				YTD26 vs.
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Revenue:
Investment services fees:
Asset Servicing	$1,209	$1,170	$1,146	$1,129	$1,082	3%	12%	$2,379	$2,132	12%
Issuer Services	463	278	331	313	376	67	23	741	643	15
Total investment services fees	1,672	1,448	1,477	1,442	1,458	15	15	3,120	2,775	12
Foreign exchange revenue	203	196	142	143	175	4	16	399	311	28
Other fees (a)	77	74	68	73	60	4	28	151	125	21
Total fee revenue	1,952	1,718	1,687	1,658	1,693	14	15	3,670	3,211	14
Investment and other revenue	94	203	62	119	94	N/M	N/M	297	234	N/M
Total fee and other revenue	2,046	1,921	1,749	1,777	1,787	7	14	3,967	3,445	15
Net interest income	782	757	735	670	675	3	16	1,539	1,305	18
Total revenue	2,828	2,678	2,484	2,447	2,462	6	15	5,506	4,750	16
Provision for credit losses	(5)	(11)	(13)	(3)	(13)	N/M	N/M	(16)	(5)	N/M
Total noninterest expense	1,722	1,648	1,651	1,639	1,605	4	7	3,370	3,174	6
Income before income taxes	$1,111	$1,041	$846	$811	$870	7%	28%	$2,152	$1,581	36%

Total revenue by line of business:
Asset Servicing	$2,121	$2,170	$1,932	$1,903	$1,858	(2)%	14%	$4,291	$3,632	18%
Issuer Services	707	508	552	544	604	39	17	1,215	1,118	9
Total revenue by line of business	$2,828	$2,678	$2,484	$2,447	$2,462	6%	15%	$5,506	$4,750	16%

Financial ratios:
Pre-tax operating margin	39.3%	38.9%	34.1%	33.1%	35.3%			39.1%	33.3%

Memo: Securities lending revenue (b)	$78	$72	$69	$62	$56	8%	39%	$150	$108	39%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q26 vs.				YTD26 vs.
(dollars in millions, unless otherwise noted)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Selected balance sheet data:
Average loans	$13,180	$12,265	$11,439	$10,706	$11,327	7%	16%	$12,725	$11,337	12%
Average assets (a)	$214,794	$218,500	$211,728	$201,965	$206,064	(2)%	4%	$216,637	$200,273	8%
Average deposits	$194,183	$197,789	$192,771	$183,070	$185,823	(2)%	4%	$195,976	$180,865	8%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$45.3	$42.7	$42.7	$41.5	$39.9	6%	14%
Market value of securities on loan at period end (in billions) (d)	$645	$629	$604	$554	$516	3%	25%

Issuer Services
Total debt serviced at period end (in trillions)	$15.2	$15.0	$14.8	$14.5	$14.3	1%	6%
Number of Depositary Receipts programs at period end	1,655	1,632	1,614	1,601	1,568	1%	6%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2026 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.2 trillion at June 30, 2026, $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025 and $2.0 trillion at June 30, 2025.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $71 billion at June 30, 2026, $73 billion at March 31, 2026, $74 billion at Dec. 31, 2025, $81 billion at Sept. 30, 2025 and $68 billion at June 30, 2025.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q26 vs.				YTD26 vs.
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Revenue:
Investment services fees:
Wealth Solutions	$551	$544	$518	$520	$525	1%	5%	$1,095	$1,040	5%
Payments and Trade	224	220	212	214	209	2	7	444	418	6
Clearance and Collateral Management	453	430	417	398	385	5	18	883	747	18
Total investment services fees	1,228	1,194	1,147	1,132	1,119	3	10	2,422	2,205	10
Foreign exchange revenue	34	36	28	31	30	(6)	13	70	59	19
Other fees (a)	71	70	65	70	63	1	13	141	128	10
Total fee revenue	1,333	1,300	1,240	1,233	1,212	3	10	2,633	2,392	10
Investment and other revenue	26	21	9	22	36	N/M	N/M	47	57	N/M
Total fee and other revenue	1,359	1,321	1,249	1,255	1,248	3	9	2,680	2,449	9
Net interest income	611	571	569	524	506	7	21	1,182	1,003	18
Total revenue	1,970	1,892	1,818	1,779	1,754	4	12	3,862	3,452	12
Provision for credit losses	(2)	(6)	(7)	(3)	(6)	N/M	N/M	(8)	(2)	N/M
Total noninterest expense	948	937	951	912	912	1	4	1,885	1,793	5
Income before income taxes	$1,024	$961	$874	$870	$848	7%	21%	$1,985	$1,661	20%

Total revenue by line of business:
Wealth Solutions	$806	$783	$754	$741	$751	3%	7%	$1,589	$1,482	7%
Payments and Trade	571	545	524	510	490	5	17	1,116	967	15
Clearance and Collateral Management	593	564	540	528	513	5	16	1,157	1,003	15
Total revenue by line of business	$1,970	$1,892	$1,818	$1,779	$1,754	4%	12%	$3,862	$3,452	12%

Financial ratios:
Pre-tax operating margin	52.0%	50.8%	48.1%	48.9%	48.4%			51.4%	48.1%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q26 vs.				YTD26 vs.
(dollars in millions, unless otherwise noted)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Selected balance sheet data:
Average loans	$56,258	$52,921	$49,613	$46,278	$44,262	6%	27%	$54,599	$43,627	25%
Average assets (a)	$148,791	$147,689	$145,105	$137,592	$135,607	1%	10%	$148,243	$132,684	12%
Average deposits	$102,606	$103,043	$101,776	$97,508	$96,574	—%	6%	$102,823	$94,253	9%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$16.9	$16.5	$16.2	$16.0	$15.6	2%	8%

Wealth Solutions
AUC/A at period end (in trillions) (b)	$3.6	$3.3	$3.3	$3.2	$3.0	9%	20%
Net new assets (U.S. platform) (in billions) (d)	$25	$22	$51	$3	$(10)	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	391	352	285	269	334	11%	17%
Average active clearing accounts (in thousands)	8,730	8,601	8,487	8,387	8,405	1%	4%

Payments and Trade
Average daily U.S. dollar payment volumes	260,275	257,960	258,080	246,286	246,250	1%	6%

Clearance and Collateral Management
Average collateral balances (in billions)	$8,199	$7,783	$7,453	$7,275	$7,061	5%	16%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2026 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Wealth Solutions lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						2Q26 vs.				YTD26 vs.
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
Revenue:
Investment management fees	$793	$785	$793	$776	$748	1%	6%	$1,578	$1,483	6%
Performance fees	3	1	14	6	10	N/M	N/M	4	15	N/M
Investment management and performance fees (a)	796	786	807	782	758	1	5	1,582	1,498	6
Distribution and servicing fees	71	70	69	69	69	1	3	141	137	3
Other fees (b)	(87)	(83)	(84)	(78)	(76)	N/M	N/M	(170)	(151)	N/M
Total fee revenue	780	773	792	773	751	1	4	1,553	1,484	5
Investment and other revenue (c)	29	(1)	11	10	9	N/M	N/M	28	14	N/M
Total fee and other revenue (c)	809	772	803	783	760	5	6	1,581	1,498	6
Net interest income	54	53	51	41	41	2	32	107	82	30
Total revenue	863	825	854	824	801	5	8	1,688	1,580	7
Provision for credit losses	(5)	9	3	—	—	N/M	N/M	4	2	N/M
Total noninterest expense	686	726	703	640	653	(6)	5	1,412	1,367	3
Income before income taxes	$182	$90	$148	$184	$148	102%	23%	$272	$211	29%

Total revenue by line of business:
Investment Management	$577	$550	$577	$559	$543	5%	6%	$1,127	$1,061	6%
Wealth Management	286	275	277	265	258	4	11	561	519	8
Total revenue by line of business	$863	$825	$854	$824	$801	5%	8%	$1,688	$1,580	7%

Financial ratios:
Pre-tax operating margin	21.1%	10.9%	17.3%	22.3%	18.5%			16.1%	13.4%

Selected balance sheet data:
Average loans	$14,410	$14,233	$13,931	$14,143	$13,991	1%	3%	$14,322	$13,765	4%
Average assets (d)	$27,508	$27,261	$26,948	$27,247	$27,114	1%	1%	$27,384	$26,760	2%
Average deposits	$9,691	$9,592	$9,453	$9,201	$9,216	1%	5%	$9,642	$9,565	1%
(a) On a constant currency basis, investment management and performance fees increased 5% (Non-GAAP) compared with 2Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							2Q26 vs.				YTD26 vs.
(dollars in billions)	2Q26	1Q26	4Q25	3Q25		2Q25	1Q26	2Q25	YTD26	YTD25	YTD25
AUM by product type: (a)(b)
Equity	$184	$172	$179	$180		$168	7%	10%
Fixed income	267	261	262	257		248	2	8
Index	549	497	517	512		488	10	13
Liability-driven investments	523	530	539	537		588	(1)	(11)
Multi-asset and alternative investments	193	181	186	181		173	7	12
Cash	510	485	495	475		441	5	16
Total AUM	$2,226	$2,126	$2,178	$2,142		$2,106	5%	6%

Changes in AUM: (a)(b)
Beginning balance of AUM	$2,126	$2,178	$2,142	$2,106		$2,008			$2,178	$2,029
Net inflows (outflows):
Long-term strategies:
Equity	(6)	(4)	(4)	(8)		(3)			(10)	(6)
Fixed income	9	3	5	7		5			12	7
Liability-driven investments	(14)	1	(15)	(23)		—			(13)	1
Multi-asset and alternative investments	(1)	—	(1)	(1)		(4)			(1)	(6)
Total long-term active strategies inflows (outflows)	(12)	—	(15)	(25)		(2)			(12)	(4)
Index	(9)	(7)	(8)	(8)		(22)			(16)	(33)
Total long-term strategies inflows (outflows)	(21)	(7)	(23)	(33)		(24)			(28)	(37)
Short-term strategies:
Cash	24	(10)	20	34		7			14	2
Total net inflows (outflows)	3	(17)	(3)	1		(17)			(14)	(35)
Net market impact	94	(23)	40	30		70			71	45
Net currency impact	3	(12)	(1)	(10)		45			(9)	67
Other	—	—	—	15	(c)	—			—	—
Ending balance of AUM	$2,226	$2,126	$2,178	$2,142		$2,106	5%	6%	$2,226	$2,106	6%

Wealth Management client assets (a)(d)	$348	$339	$350	$348		$339	3%	3%
(a) June 30, 2026 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects a change in methodology beginning in the third quarter of 2025 to include assets under advisement.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	YTD26	YTD25
Revenue:
Fee revenue	$(29)	$(23)	$(21)	$(27)	$(15)	$(52)	$(43)
Investment and other revenue	36	50	45	45	33	86	95
Total fee and other revenue	7	27	24	18	18	34	52
Net interest income (expense)	(1)	(11)	(9)	1	(19)	(12)	(28)
Total revenue	6	16	15	19	(1)	22	24
Provision for credit losses	4	1	(9)	(1)	2	5	6
Noninterest expense	83	89	55	45	36	172	124
Loss before income taxes	$(81)	$(74)	$(31)	$(25)	$(39)	$(155)	$(106)

Selected balance sheet data:
Average loans and leases	$1,739	$1,639	$1,695	$1,565	$1,685	$1,689	$1,743
Average assets	$73,677	$68,478	$67,432	$70,687	$69,823	$71,093	$67,572

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2026	2Q26 change in unrealized gain (loss)	June 30, 2026			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,103	$(60)	$52,200	$49,595		95%	$(2,605)		24%	100%	—%	—%	—%	—%
U.S. Treasury	35,783	(59)	36,117	35,851		99	(266)		42	100	—	—	—	—
Non-U.S. government (d)	33,435	120	33,051	32,911		100	(140)		24	82	18	—	—	—
Agency commercial MBS	9,380	(1)	9,477	9,253		98	(224)		44	100	—	—	—	—
CLOs	8,337	16	8,842	8,846		100	4		100	100	—	—	—	—
Foreign covered bonds	8,707	31	8,594	8,571		100	(23)		38	100	—	—	—	—
U.S. government agencies	4,003	1	4,047	3,875		96	(172)		28	100	—	—	—	—
Non-agency commercial MBS	2,094	4	2,049	1,967		96	(82)		45	100	—	—	—	—
Non-agency RMBS	1,529	3	1,637	1,524		93	(113)		49	100	—	—	—	—
Other asset-backed securities	347	(1)	334	313		94	(21)		20	100	—	—	—	—
Other debt securities	11	—	11	11		100	—		—	—	—	—	—	100
Total investment securities	$152,729	$54	$156,359	$152,717	(e)	98%	$(3,642)	(f)	35%	96%	4%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $1,280 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $107,400 million at June 30, 2026, or 70% of the investment securities portfolio. The fair value of the held-to-maturity securities totaled $45,317 million at June 30, 2026, or 30% of the investment securities portfolio.

(f) At June 30, 2026, includes a pre-tax net unrealized loss of $703 million related to available-for-sale securities, net of hedges, and $2,939 million related to held-to-maturity securities. The after-tax unrealized loss, net of hedges, related to available-for-sale securities was $532 million, and the after-tax unrealized loss related to held-to-maturity securities was $2,242 million.
Note: At June 30, 2026, the accretable purchase discount relating to investment securities was $2,937 million. Including the discontinued hedges, net accretion was $154 million in 2Q26.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2026		2025
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$237	$245	$272	$275	$295
Allowance for lending-related commitments	85	74	63	70	75
Allowance for other financial instruments (a)	25	25	33	34	31
Allowance for credit losses – beginning of period	$347	$344	$368	$379	$401

Net (charge-offs) recoveries:
Charge-offs	(1)	(1)	—	(5)	(10)
Recoveries	1	11	2	1	5
Total net (charge-offs) recoveries	—	10	2	(4)	(5)
Provision for credit losses (b)	(8)	(7)	(26)	(7)	(17)
Allowance for credit losses – end of period	$339	$347	$344	$368	$379

Allowance for credit losses – end of period:
Allowance for loan losses	$222	$237	$245	$272	$275
Allowance for lending-related commitments	90	85	74	63	70
Allowance for other financial instruments (a)	27	25	25	33	34
Allowance for credit losses – end of period	$339	$347	$344	$368	$379

Allowance for loan losses as a percentage of total loans	0.25%	0.23%	0.30%	0.36%	0.38%

Nonperforming assets	$33	$69	$143	$160	$161
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Note:
Returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	YTD26	YTD25
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,696	$1,562	$1,427	$1,339	$1,391	$3,258	$2,540
Add: Amortization of intangible assets	10	9	11	12	11	19	22
Less: Tax impact of amortization of intangible assets	3	2	3	3	2	5	5
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,703	$1,569	$1,435	$1,348	$1,400	$3,272	$2,557

Average common shareholders’ equity	$39,535	$39,448	$39,142	$38,626	$37,892	$39,492	$37,438
Less: Average goodwill	16,768	16,774	16,777	16,787	16,748	16,771	16,682
Average intangible assets	2,809	2,819	2,827	2,842	2,850	2,814	2,849
Add: Deferred tax liability – tax deductible goodwill	1,225	1,226	1,227	1,236	1,236	1,225	1,236
Deferred tax liability – intangible assets	659	660	662	665	668	659	668
Average tangible common shareholders’ equity – Non-GAAP	$21,842	$21,741	$21,427	$20,898	$20,198	$21,791	$19,811

Return on common equity – GAAP	17.2%	16.1%	14.5%	13.7%	14.7%	16.6%	13.7%
Return on tangible common equity – Non-GAAP	31.3%	29.3%	26.6%	25.6%	27.8%	30.3%	26.0%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2026		2025
(dollars in millions, except common shares and unless otherwise noted)	June 30	March 31	Dec. 31	Sept. 30	June 30
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$44,664	$44,783	$44,313	$43,879	$43,950
Less: Preferred stock	4,754	5,331	4,836	4,836	5,331
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	39,910	39,452	39,477	39,043	38,619
Less: Goodwill	16,731	16,734	16,767	16,773	16,823
Intangible assets	2,800	2,809	2,822	2,834	2,849
Add: Deferred tax liability – tax deductible goodwill	1,225	1,226	1,227	1,236	1,236
Deferred tax liability – intangible assets	659	660	662	665	668
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$22,263	$21,795	$21,777	$21,337	$20,851

Period-end common shares outstanding (in thousands)	678,504	686,379	688,236	697,349	705,241

Book value per common share – GAAP	$58.82	$57.48	$57.36	$55.99	$54.76
Tangible book value per common share – Non-GAAP	$32.81	$31.75	$31.64	$30.60	$29.57

Net interest margin reconciliation
(dollars in millions)	2Q26	1Q26	4Q25	3Q25	2Q25
Net interest income – GAAP	$1,446	$1,370	$1,346	$1,236	$1,203
Add: Tax equivalent adjustment	—	—	—	—	1
Net interest income (FTE) – Non-GAAP	$1,446	$1,370	$1,346	$1,236	$1,204

Average interest-earning assets	$397,635	$396,310	$387,289	$374,493	$375,542

Net interest margin – GAAP (a)	1.45%	1.38%	1.38%	1.31%	1.27%
Net interest margin (FTE) – Non-GAAP (a)	1.45%	1.38%	1.38%	1.31%	1.27%
(a) Net interest margin is annualized.

Constant currency reconciliations			2Q26 vs.
(dollars in millions)	2Q26	2Q25	2Q25
Consolidated:
Investment management and performance fees – GAAP	$796	$758	5%
Impact of changes in foreign currency exchange rates	—	1
Adjusted investment management and performance fees – Non-GAAP	$796	$759	5%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$796	$758	5%
Impact of changes in foreign currency exchange rates	—	1
Adjusted investment management and performance fees – Non-GAAP	$796	$759	5%